                                                                EXHIBIT 10.10X


                 EIGHTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

              This Amendment dated as of May 26, 2000, is between Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").


                                    RECITALS

              A. The Bank and the Borrower entered into a certain Letter of Credit Agreement dated as of June 1, 1997 (as previously amended, the "Agreement").

              B. The Bank and the Borrower desire to amend the Agreement.


                                   AGREEMENT

              1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

              2. AMENDMENT. The definition of "Expiration Date" in the Agreement is amended as follows:

                   "Expiration Date" means August 1, 2000.

              3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that the representations and warranties in Article 5 of the Agreement, as applied to the Agreement as amended hereby, are true and correct as of the date of this Amendment as if made on the date of this Amendment.

              4. CONDITIONS. This Amendment will be effective when the Bank receives, in form and content acceptable to the Bank, a Guarantor
Acknowledgment and Consent in the form attached hereto.

              5. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

              This Amendment is executed as of the date first stated above.

BANK OF AMERICA, N.A.                              WILLIAMS-SONOMA, INC.


By:                                                By: JOHN W. TATE
    ----------------------                             ------------------------
    Ginger Trimble                                     John W. Tate
    Senior Vice President                              Chief Financial Officer